Comerica Bank

Comerica Incorporated

Second Quarter 2021 Financial Review

July 21, 2021

Safe Harbor Statement

Comerica Bank

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on track," "trend," "objective," "looks forward," "projects," "models" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences include credit risks (unfavorable developments concerning credit quality; declines or other changes in the businesses or industries of Comerica's customers, in particular the energy industry; and changes in customer behavior); market risks (changes in monetary and fiscal policies; fluctuations in interest rates and their impact on deposit pricing; and transitions away from LIBOR towards new interest rate benchmarks); liquidity risks (Comerica's ability to maintain adequate sources of funding and liquidity; reductions in Comerica's credit rating; and the interdependence of financial service companies); technology risks (cybersecurity risks and heightened legislative and regulatory focus on cybersecurity and data privacy); operational risks (operational, systems or infrastructure failures; reliance on other companies to provide certain key components of business infrastructure; the impact of legal and regulatory proceedings or determinations; losses due to fraud; and controls and procedures failures); compliance risks (changes in regulation or oversight; the effects of stringent capital requirements; and the impacts of future legislative, administrative or judicial changes to tax regulations); strategic risks (damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; the implementation of Comerica's strategies and business initiatives; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; and any future strategic acquisitions or divestitures); and other general risks (impacts from the COVID-19 global pandemic; changes in general economic, political or industry conditions; the effectiveness of methods of reducing risk exposures; the effects of catastrophic events; changes in accounting standards and the critical nature of Comerica's accounting policies; and the volatility of Comerica's stock price). Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 13 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2020. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995..

2Q21 Review

Comerica Bank

Generating Shareholder Value while supporting our Communities

Community & Customer Support

Recognized as **one of the 50 most community-minded companies** in U.S. for 6th consecutive year by Points of Light

Named to **JUST Capital**'s list of **top 100** companies supporting healthy families & communities

Committed **$5 billion to small business** lending over 3 years

$2.5MM deposited into Asian American MDI (Minority Depository Institution)

$1.1B PPP loans completed forgiveness process in 2Q21

Sustainability Highlights

$1.2B in green loans & commitments as of 3/31/21; up 18% over 3/31/20

ESG Commitment:

- Provide **access to capital** focused on underserved communities, women, minorities & small businesses
- Promote a **diverse, inclusive & equitable workforce**
- Invest in **financial education** for underserved communities
- Address **climate change**
- Enhance **ESG-related product** & service solutions

Financial Performance


Revenue
($ in millions)
$718
$713
$749
2Q20
1Q21
2Q21


Earnings per Share¹
$0.84
$2.43
$2.32
2Q20
1Q21
2Q21

6/30/21 • [1]Recast 2020 results. See Pension Plan Reconciliation slide in appendix

2Q21 Results

Comerica Bank

Strong credit quality & revenue growth

(millions, except per share data)	2Q21	1Q21	2Q20	Change From 1Q21	Change From 2Q20
Average loans	$49,828	$50,589	$53,498	$(761)	$(3,670)
Average deposits	75,520	71,392	64,282	4,128	11,238
Net interest income	465	443	471	22	(6)
Provision for credit losses	(135)	(182)	138	47	(273)
Noninterest income[1]	284	270	247	14	37
Noninterest expenses[1,2]	463	447	434	16	29
Provision for income tax[2]	93	98	28	(5)	65
Net income[2]	328	350	118	(22)	210
Earnings per share[2,3]	$2.32	$2.43	$0.84	$(0.11)	$1.48
Book Value per Share[4]	56.28	55.58	53.28		
Tier 1[5]	10.97%	11.62%	10.58%		
CET1[5]	10.39	11.02	9.99		

Key Performance Drivers 2Q21 compared to 1Q21

- **Loans:** growth in many businesses more than offset by National Dealer
- **Deposits:** up 6%
- **Net interest income:** 1Q21 $17MM lease residual adjustments
- **Reserve release:** Reserve ratio 1.44%, ex-PPP loans; Net recoveries; Criticized & nonaccrual loans down
- **Noninterest income:** Robust activity, including growth in card, commercial lending & fiduciary
- **Expenses:** supporting revenue generating activity
- **Capital:** Repurchased 5.9MM shares
- **ROE**[6] 17.10% & **ROA**[7] 1.50%

[1]Includes gains related to deferred comp plan of $6MM 2Q21, $3MM 1Q21, & $2MM 2Q20 • [2]Recast 2020 results. See Pension Plan Reconciliation slide in appendix • [3]Diluted earnings per common share • [4]Common shareholders' equity per share of common stock • [5]Reflects deferral of CECL standard impact as calculated per regulatory guidance; 2Q21 estimated • [6]Return on common shareholders' equity • [7]Return on average assets

Loans

Commitments increase $1.5B; Strong pipeline continues to grow


Loans
($ in billions)
53.5
52.0
51.4
50.6
49.8
50.6
50.2
3.26
3.13
3.20
3.09
3.25
2Q20 3Q20 4Q20 1Q21 2Q21
1Q21 2Q21
Average Balances
Period-end
Loan Yields

Average loans decreased $761MM

- $870MM National Dealer
- $287MM Mortgage Banker
+ $276MM General Middle Market
+ $207MM Environmental Services
+ $193MM Commercial Real Estate

Ex. PPP, Period-End loans up $613MM

+ $671MM General Middle Market
+ $355MM Environmental
+ $234MM CRE
- $484MM National Dealer

Paycheck Protection Program (PPP)

- $3.5B average loans, $117MM decrease
- $2.8B period-end loans, $967MM decrease

Loan yields increased 16 bps

+ 14 bps 1Q21 lease residual adjustment
+ 2 bps fees, incl. PPP accelerated fees ($15MM)
- Average 1-month LIBOR declined ~2 bps
- $13.3B average loan floors at average rate of 78 bps

2Q21 compared to 1Q21

Deposits

Reached another record level


Deposits
($ in billions)
64.3
68.8
70.2
71.4
75.5
73.8
76.1
0.26
0.17
0.11
0.08
0.06
2Q20 3Q20 4Q20 1Q21 2Q21
1Q21 2Q21
Average Balances
Period-end
Deposit Rate¹

Average deposits increased $4.1B

+ $3.0B noninterest-bearing
+ $1.1B interest-bearing

Loan to deposit ratio[2] 66%

Total funding costs decrease to 7 bps[3]


Beneficial Deposit Mix
($ in billions; 2Q21 Average)
Retail Noninterest-bearing 11%
Total $75.5
Commercial Noninterest-bearing 42%
Retail Interest-bearing 25%
Commercial Interest-bearing 22%

2Q21 compared to 1Q21 • [1]Interest costs on interest-bearing deposits • [2]At 6/30/2021 • [3]Interest incurred on liabilities as a percent of average noninterest–bearing deposits and interest-bearing liabilities

Securities Portfolio

Comerica Bank

Lower yields on reinvestments weigh on portfolio yield


Securities Portfolio
($ in billions; Average)
12.6
13.9
14.9
14.9
15.4
15.6
15.8
9.8
9.8
10.2
10.3
11.1
11.0
12.0
2.41
2.13
1.95
1.89
1.82
2Q20 3Q20 4Q20 1Q21 2Q21
Average Balances
1Q21 2Q21
Period-end
Treasury Securities
Mortgage-backed Securities (MBS)
Securities Yields

Portfolio size increased

- $2.1B MBS purchases offset by $1.1B MBS repayments and $750M in Treasury maturities
- Goal: mitigate headwind from lower reinvestment yields by gradually deploying excess liquidity

Duration of 3.9 years[1]

- Extends to 5.4 years under a 200bps instantaneous rate increase[1]

Net unrealized pre-tax gain of $92MM

Net unamortized premium of $73MM[2]

6/30/21 • [1]Estimated as of 6/30/21 • [2]Net unamortized premium on the MBS portfolio

Net Interest Income

Comerica Bank

NIM stable, 1Q21 residual adjustments offset by increase in excess liquidity


Net Interest Income
($ in millions)
471
458
469
443
465
2.50
2.33
2.36
2.29
2.29
2Q20
3Q20
4Q20
1Q21
2Q21
Net Interest Margin

$443MM	**1Q21**	**2.29%**
+ 18MM	**Loans**	**+ 0.08**
+ 17MM	1Q21 lease residual adj.	+ 0.08
+ 4MM	1 additional day	--
+ 2MM	Fees (incl. PPP)	+ 0.01
- 3MM	Balances	--
- 1MM	Rates	- 0.01
- 1MM	Nonaccrual activity	--
+ 1MM	**Securities**	**- 0.01**
+ 4MM	Balance	--
- 3MM	Rates	- 0.01
+ 1MM	**Fed Balances**	**- 0.08**
+ 2MM	**Deposit Rates**	**+ 0.01**
$465MM	**2Q21**	**2.29%**

2Q21 compared to 1Q21

Credit Quality

Strong credit metrics; Reserve level remains healthy

Comerica Bank

- $11MM net recoveries (net charge-offs 1Q21 $3MM)
  - $ 8MM gross charge-offs (1Q21 $16MM)
  - $19MM recoveries (1Q21 $13MM)
- $405MM decrease in criticized loans
  - $166MM decrease in Energy criticized loans

Criticized Loans[1] Return to Pre-Covid level
($ in millions)



3,379
3,406
2,947
2,581
2,176
6.3
6.5
5.6
5.1
4.3
2Q20
3Q20
4Q20
1Q21
2Q21
% Criticized/Loans

Nonperforming Assets Decreased
($ in millions)



282
335
359
325
320
0.53
0.64
0.69
0.64
0.64
2Q20
3Q20
4Q20
1Q21
2Q21
% NPA/Loans

Reserves Continue to Decline
($ in millions)



1,066
1,038
992
807
683
2.15
2.14
2.03
1.72
1.44
1.99
1.98
1.90
1.59
1.36
2Q20
3Q20
4Q20
1Q21
2Q21
% ACL/Loans
%Ex-PPP

6/30/21 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories

Noninterest Income

Activity continues to be strong

Comerica Bank

Noninterest Income[1]
($ in millions)



247
252
265
270
284
2Q20
3Q20
4Q20
1Q21
2Q21

Increase of $14MM or 5%

- \+ $13MM Card Fees
- \+ $ 9MM Commercial Lending Fees (syndication)
- \+ $ 7MM Fiduciary Income
- \+ $ 3MM Deferred Comp (Other) (offset in noninterest expense)
- – $ 8MM Derivative Income[2] (includes -$9MM CVA)
- – $ 4MM Warrant Income (Other)
- – $ 2MM BOLI

Increase of $37MM or 15% over 2Q20

2Q21 compared to 1Q21 • [1]Includes gains (losses) related to deferred comp plan of $2MM 2Q20, $8MM 3Q20, $9MM 4Q20, $3MM 1Q21, $6MM 2Q21 (offset in noninterest expense) • [2]Combined customer derivative income and foreign exchange income. See 2Q21 press release for further detail

Noninterest Expenses

Comerica Bank

Costs well-controlled, supports revenue activity; Efficiency ratio improves

Noninterest Expenses[1,2]
($ in millions)



434
438
465
447
463
2Q20
3Q20
4Q20
1Q21
2Q21

Increased $16MM

- + $ 7MM Outside Processing
- + $ 5MM Litigation-related (other)
- + $ 3MM Advertising
- + $ 3MM Operational losses (other)
- – $ 5MM Salaries & benefits
  - – $16MM Annual Stock Comp
  - – $ 7MM Payroll taxes
  - + $ 5MM Performance-based incentives
  - + $ 3MM Annual merit
  - + $ 3MM Tech-related labor
  - + $ 3MM Deferred comp

Efficiency Ratio 62%, declined 89 bps

2Q21 compared to 1Q21 • [1]Includes gains (losses) related to deferred comp plan of $2MM 2Q20, $8MM 3Q20, $9MM 4Q20, $3MM 1Q21, $6MM 2Q21 (offset in noninterest income) • [2]Recast 2020 results. See Pension Plan Reconciliation slide in appendix

Capital Management

Comerica Bank

Repurchased[1] $450MM in common shares

CET1[2]



11.02%
10.39%
7.0%
1Q21
2Q21

Tier 1[2]



11.62%
10.97%
8.5%
1Q21
2Q21

Regulatory Minimum + Capital Conservation Buffer (CCB)

Capital management priorities

- Support customers; drive growth
- Provide attractive dividend yield
  - $0.68/share or $92MM in 2Q21
- Return excess capital to shareholders
  - CET1 Target ~10%[4]
  - $450MM or 5.9MM shares repurchased[1]
- Maintain strong debt ratings[5]
  - Moody's: A3 / S&P: BBB+ / Fitch: A-

Book Value per Share[3]
(Period End)



$53.28
$53.78
$55.01
$55.58
$56.28
2Q20
3Q20
4Q20
1Q21
2Q21

Attractive Dividend Yield[6]
(percentages; 7/15/21)



4.21
3.94
3.67
3.64
3.48
3.14
3.12
3.00
2.86
2.67
2.63
2.48
HBAN
CMA
KEY
FHN
CFG
RF
MTB
SNV
FITB
CFR
ZION
BOKF

6/30/21 • [1]Shares repurchased under share repurchase program • [2]Reflects deferral of CECL standard impact as calculated per regulatory guidance; 2Q21 estimated • [3]Common shareholders' equity per share of common stock • [4]Outlook as of 7/21/21 • [5]Debt Ratings are not a recommendation to buy, sell, or hold securities • [6]Source for peer data: S&P Global Market Intelligence

Management Outlook

Assumes continued economic growth

	2H21 Trends vs 2Q21
Average loans	+ Solid growth in nearly all businesses (ex. PPP) – More than offset by forgiveness of bulk of PPP loans
Average deposits	• Remain strong
Net interest income	+ Loan growth (ex. PPP) & additional days – More than offset by decrease in PPP loans
Credit Quality	• Strong credit quality continues
Noninterest income	+ Growth in customer-related fees due to rebounding economic activity – More than offset by card (stimulus-related), fiduciary (2Q21 tax prep) & deferred comp
Noninterest expenses	+ Seasonal factors & technology investments – More than offset by decline in litigation costs & deferred comp
Tax	• FY tax rate 22-23%, excluding discrete items
Capital	• Continue share repurchases; Target CET1 of ~10%

Outlook as of 7/21/21 • 2H21 comparisons to 2Q21

Key Strengths

Poised to support growth

Relationship Focused
- Expertise in specialty businesses
- Long-tenured, experienced team

Credit Discipline
- Consistent, conservative underwriting standards
- Superior credit performance through last recession

Diversified
- Footprint includes faster growth markets
- Balanced exposure to a wide variety of industries

Expense Control
- Continuous efficiency improvement culture
- Leveraging technology to drive productivity & growth

Revenue Opportunities
- High-caliber, robust Cash Management suite, including Card programs
- Collaboration between 3 revenue divisions

Uniquely Positioned
- Nimble asset size
- Weighted to commercial banking
- Strong noninterest-bearing deposit base

6/30/21

Comerica Bank

Appendix


Comerica

Comerica Bank

Average Loans

Business Line	2Q21	1Q21	2Q20
Middle Market			
General	12.2	11.9	12.7
Energy	1.4	1.5	2.2
National Dealer Services	4.4	5.3	6.2
Entertainment	0.9	0.8	0.7
Tech. & Life Sciences	0.9	1.0	1.5
Equity Fund Services	2.7	2.6	2.3
Environmental Services	1.7	1.5	1.4
Total Middle Market	$24.2	$24.7	$27.0
Corporate Banking			
US Banking	3.0	3.0	3.5
International	1.4	1.3	1.5
Commercial Real Estate	6.9	6.7	6.7
Mortgage Banker Finance	2.9	3.2	3.3
Business Banking	4.0	4.1	4.0
Commercial Bank	**$42.4**	**$42.9**	**$45.9**
Retail Bank	**$2.5**	**$2.6**	**$2.5**
Wealth Management	**$4.9**	**$5.1**	**$5.1**
TOTAL	**$49.8**	**$50.6**	**$53.5**

By Market	2Q21	1Q21	2Q20
Michigan	$12.2	$12.3	$13.1
California	17.5	17.9	18.2
Texas	10.0	10.1	11.2
Other Markets[1]	10.1	10.2	11.0
TOTAL	**$49.8**	**$50.6**	**$53.5**

- Middle Market: Serving companies with revenues generally between $30-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Business Banking: Serving companies with revenues generally under $30MM

$ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets

Average Deposits

Comerica Bank

Business Line	2Q21	1Q21	2Q20
Middle Market			
General	$21.1	$20.4	$18.1
Energy	0.5	0.6	0.5
National Dealer Services	1.1	0.5	0.4
Entertainment	0.2	0.2	0.2
Tech. & Life Sciences	7.1	6.2	5.5
Equity Fund Services	1.1	0.9	0.8
Environmental Services	0.2	0.2	0.2
Total Middle Market	$31.3	$28.9	$25.7
Corporate Banking			
US Banking	3.2	3.1	2.4
International	2.2	2.3	1.8
Commercial Real Estate	1.9	1.9	1.8
Mortgage Banker Finance	0.8	0.9	0.8
Business Banking	4.3	4.1	3.8
Commercial Bank	**$43.7**	**$41.1**	**$36.3**
Retail Bank	**$25.6**	**$24.3**	**$22.6**
Wealth Management	**$5.1**	**$4.8**	**$4.2**
Finance / Other[1]	**$1.2**	**$1.1**	**$1.1**
TOTAL	$75.5	$71.4	$64.3

By Market	2Q21	1Q21	2Q20
Michigan	$26.7	$25.7	$23.4
California	20.6	19.9	17.4
Texas	11.2	10.8	10.2
Other Markets[2]	15.9	14.0	12.2
Finance / Other[1]	1.2	1.1	1.1
TOTAL	$75.5	$71.4	$64.3

- Middle Market: Serving companies with revenues generally between $30-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Business Banking: Serving companies with revenues generally under $30MM

$ in billions • Totals shown above may not foot due to rounding • [1]Finance/Other includes items not directly associated with the geographic markets or the three major business segments • [2]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets

Net Interest Income

Comerica Bank

Rate pressure mostly absorbed

Loan Portfolio
(2Q21 Period-end)



Fixed Rate[1] 26%
Prime-based 12%
60-Day+ LIBOR 5%
$50.2B
30-Day LIBOR 57%

LIBOR loans mostly 1-month tenor & include $14.5B with floors

Interest Rate Sensitivity

Standard model in rising rate environment

- Estimated $173MM, or 10%, increase in annual net interest income from base case[2]
- 100 bps linear, non-parallel shift in rates (50 bps average) over 1 year
- Dynamic balance sheet movement, generally in line with historical trends

Go Forward Considerations

Swaps & Bonds: possible headwind longer-term

\+ Potential for higher security reinvestment yields
\+ Gradual increasing securities portfolio size

$5.25B in Swaps[3]
(by maturity, $ in millions)



300
2.1%
200
2.2%
400
2.4%
200
2.2%
700
1.7%
500
2.2%
450
2.3%
550
2.1%
500
1.5%
250
1.5%
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23

Treasury Securities[3]
(by maturity, $ in millions)



750
2.5%
400
2.9%
400
2.9%
70
2.9%
100
2.2%
700
2.2%
300
2.2%
100
0.2%
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23

6/30/21 • [1]Fixed rate loans include $5.25B receive fixed/pay floating (30-day) LIBOR interest rate swaps • [2]For methodology see Company's Form 10-Q, as filed with the SEC, Estimates are based on simulation modeling analysis • [3]Only shows instruments maturing near-term

Paycheck Protection Program (PPP)

Supporting our customers


PPP Loans
($ in millions)
2,662
3,782
3,713
3,576
3,459
3,787
2,820
2Q20 3Q20 4Q20 1Q21 2Q21
Average Balances
1Q21 2Q21
Period-end

PPP Loans Since Inception

- $4.9B funded
- >20,000 applications processed
- $2.0B repaid, mostly forgiven
- ~2% loan yield, excluding accelerated fees
- $32MM in PPP accelerated fees

2Q21

- $3.5B average loans, $117MM decrease
- $2.8B period-end loans, $967MM decrease
- 3.66% yield with fees (amortizing and accelerated)

Expect bulk to be repaid by YE21[1]

6/30/21 • [1]Outlook as of 7/21/21

Credit

"At risk" industries performing better than expected; remained well reserved


Social Distancing Loans[1]
($ in millions)
3,531
199
2,881
301
2,830
296
2,827
333
2,910
295
0.1%
0.1%
0.9%
1.1%
1.8%
2Q20 3Q20 4Q20 1Q21 2Q21
All Other Criticized Nonaccrual[2]


Auto Production Loans
($ in millions)
1,472
310
1,228
301
1,093
263
1,102
233
1,084
206
0.6%
0.4%
0.6%
0.8%
2.0%
2Q20 3Q20 4Q20 1Q21 2Q21
All Other Criticized Nonaccrual[2]


Leveraged Loans[3]
($ in millions)
2,092
373
2,177
400
2,188
349
2,269
342
2,296
234
0.7%
0.8%
0.7%
0.6%
0.5%
2Q20 3Q20 4Q20 1Q21 2Q21
All Other Criticized Nonaccrual[2]


Energy
($ in millions)
2,086
822
1,835
720
1,600
596
1,366
389
1,320
223
4.9%
7.7%
7.1%
6.8%
4.0%
2Q20 3Q20 4Q20 1Q21 2Q21
All Other Criticized Nonaccrual[2]

6/30/21; Period-End Loans, $ in millions. Excludes PPP loans • [1]Removed Casinos & Sports Franchise based on review of "at risk" segments in 3Q20 • [2]Period-end category nonaccrual loans / category loans • [3]Excludes leveraged loans included in other "at risk" categories of $340MM 2Q20, $300MM 3Q20, $250MM 4Q20, $230MM 1Q21 & $240MM 2Q21

Energy Business Line

Improved credit quality

Period-end Loans

($ in millions)


2,086
50
374
1,662
1,835
46
338
1,451
1,600
44
261
1,295
1,366
19
270
1,078
1,320
18
277
1,025
2Q20
3Q20
4Q20
1Q21
2Q21
Services
Midstream
Exploration & Production

- Exposure $2.9B / 45% utilization
- Decrease in criticized, NALs & NCO
- Spring redeterminations 99% completed
  - Modest increase to borrowing bases
- Hedged 50% or more of production
  - At least one year: 84% of customers
  - At least two years: 43% of customers
- Focus on larger, sophisticated E&P companies
- E&P: 57% Oil, 19% Gas, 24% Oil/Gas

($ in millions; Period-end)	2Q21	1Q21	2Q20
Total PE loans	$1,320	$1,366	$2,086
% of total CMA	*2.6%*	*2.7%*	*3.9%*
Criticized[1]	$223	$389	$822
Ratio	*16.9%*	*28.5%*	*39.4%*
Nonaccrual	$52	$93	$102
Ratio	*4.0%*	*6.8%*	*4.9%*
Net charge-offs (recoveries)[2]	$(12)	$(1)	$45

6/30/21 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories • [2]Net credit-related charge-offs (recoveries)

Mortgage Banker Finance

55+ years experience with reputation for consistent, reliable approach

- Provide warehouse financing: bridge from residential mortgage origination to sale to end market
- Extensive backroom provides collateral monitoring and customer service
- Focus on full banking relationships
- Granular portfolio with >100 relationships
- As of 2Q21:
  - Comerica: 67% purchase
  - Industry: 44% purchase[1]
- Strong credit quality
- No charge-offs since 2010
- Period-end loans: $3.8B (1Q21 $3.8B)

Average Loans

($ in millions)


Actual MBA Mortgage Origination Volumes[1]
1,780
1,974
1,861
1,435
1,784
1,961
1,677
1,335
2,044
2,521
2,681
2,042
3,278
3,585
3,791
3,211
2,924
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21

MBA Mortgage Originations Forecast[1]

($ in billions)


1,050
743
578
516
623
2Q21
3Q21
4Q21
1Q22
2Q22
Purchase
Refinance

6/30/21 • [1]Source: Mortgage Bankers Association (MBA) Mortgage Finance Forecast as of 6/18/21

National Dealer Services

Comerica Bank

75+ years of floor plan lending

Franchise Distribution
(Based on period-end loan outstandings)



Honda/Acura 12%
Ford 8%
GM 6%
Fiat/Chrysler 7%
Mercedes 6%
Nissan/ Infiniti 3%
Other European 13%
Other Asian 14%
Other[1] 18%
Toyota/Lexus 13%
Total $4.2B

- Top tier strategy
- National scope with customers in 42 states
- Focus on "Mega Dealer" (five or more dealerships in group)
- Strong credit quality
- Robust monitoring of company inventory & performance

Average Loans
($ in billions)



2Q17 7.1 4.3
3Q17 6.9 3.9
4Q17 7.1 4.1
1Q18 7.3 4.1
2Q18 7.4 4.2
3Q18 7.0 3.8
4Q18 7.4 4.0
1Q19 7.8 4.4
2Q19 7.9 4.5
3Q19 7.5 4.1
4Q19 7.3 4.0
1Q20 6.8 3.6
2Q20 6.2 2.8
3Q20 5.3 1.9
4Q20 5.5 2.2
1Q21 5.3 2.0
2Q21 4.4 1.2
Floor Plan

6/30/21 • [1]Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans)

Commercial Real Estate Business Line

Comerica Bank

Very strong credit quality

Primarily Lower Risk Multifamily[1]
(Period-end)



Retail 9%
Office 9%
Single Family 3%
Other 2%
Land Carry 3%
Multi use 4%
Multifamily 48%
Industrial / Storage 22%
Total $6.3B

Multifamily by Class & Market[1]
(Period-end)



Class A 91%
Class B 8%
Low Inc. 1%
Class $3.0B



TX 32%
Other 19%
MI 5%
FL 2%
CA 42%
Market $3.0B

- Long history of working with well established, proven developers
- >90% of new commitments from existing customers
- Substantial upfront equity required
- 50% of Multifamily & 53% of Industrial/ Storage are construction loans[1,2]
- Majority high growth markets within footprint:
  - 42% California
  - 32% Texas

Credit Quality
No significant net charge-offs since 2014
($ in millions)



2Q20 72 1.1% 4
3Q20 119 1.8% 4
4Q20 100 1.5% 3
1Q21 100 1.5% 3
2Q21 99 1.4% 2
NAL
Criticized[3]
% Criticized/Loans

6/30/21 • [1]Excludes CRE business line loans not secured by real estate • [2]Period-end loans • [3]Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories

Technology & Life Sciences

Comerica Bank

~30 years of deep expertise & strong relationships with top-tier investors

Average Loans
($ in millions)



1,517
1,332
1,152
1,048
949
2Q20
3Q20
4Q20
1Q21
2Q21

Average Deposits
($ in millions)



5,471
5,946
5,888
6,216
7,093
2Q20
3Q20
4Q20
1Q21
2Q21

- Manage concentration to numerous verticals to ensure widely diversified portfolio
- Closely monitor cash balances & maintain robust backroom operation
- 11 offices throughout US & Canada

Customer Segment Overview[1]
(Approximate; 2Q21 Period-end loans)



Growth
53%
Total
$0.9B
Late Stage
31%
Early Stage
16%

6/30/21 • [1]Includes estimated distribution of PPP loans

Equity Fund Services

Comerica Bank

Strong relationships with top-tier venture capital & private equity firms

- Customized credit, treasury management & capital market solutions for venture capital & private equity firms
- Customers in the US & Canada
- Drive connectivity with other teams
  - Energy
  - Middle Market
  - TLS
  - Environmental Services
  - Private Banking
- Strong credit profile
  - No charge-offs
  - No criticized loans

Average Loans
($ in millions)



2,277
2,171
2,415
2,627
2,696
2Q20
3Q20
4Q20
1Q21
2Q21

6/30/21

Environmental Services Department

15+ years experience; Specialized industry, committed to growth

- Dedicated relationship managers advise & guide customers on profitably growing their business by providing banking solutions
  - Waste management firms which collect, transport, treat, recycle, process &/or dispose of waste
  - Recycling & renewable energy companies
- Insight & expertise with
  - Transfer stations, disposal & recycling facilities
  - Commercial & residential waste collection
  - Landfill gas to energy; waste to energy
  - Acquisitions
  - Growth capital expenditures
- Focus on middle market-sized companies with full banking relationships
- Historically strong credit quality


Average Loans
($ in millions)
1,444
1,446
1,419
1,476
1,683
2Q20
3Q20
4Q20
1Q21
2Q21

6/30/21

Pension Plan Reconciliation

Effective January 1, 2021, the Corporation elected to change the accounting methodology for determining the market-related value of assets for certain classes of assets in the qualified defined benefit pension plan. The change in accounting methodology is applied retrospectively to all prior periods presented in the consolidated financial statements. The following table reconciles the impact of the change to the qualified defined benefit plan.

Decreased Other Comprehensive Income & increased Retained Earnings by $92MM for 2Q21

(millions, except per share data)	4Q20	3Q20	2Q20	1Q20
Consolidated Statement of Comprehensive Income				
Other noninterest expenses:				
As reported	$23	$23	$25	$25
Effect of accounting change	(8)	(8)	(6)	(8)
Recast	**$15**	**$15**	**$19**	**$17**
Provision (benefit) for income taxes:				
As reported	$63	$48	$27	$(21)
Effect of accounting change	2	2	1	2
Recast	**$65**	**$50**	**$28**	**$(19)**
Net income (loss):				
As reported	$215	$211	$113	$(65)
Effect of accounting change	6	6	5	6
Recast	$221	**$217**	$118	**$(59)**
Diluted earnings (losses) per common share:				
As reported	$1.49	$1.44	$0.80	$(0.46)
Effect of accounting change	0.04	0.04	0.04	0.04
Recast	**$1.53**	**$1.48**	**$0.84**	**$(0.42)**

Holding Company Debt Rating

Senior Unsecured/Long-Term Issuer Rating	Moody's	S&P	Fitch
Cullen Frost	A3	A-	-
M&T Bank	A3	A-	A
BOK Financial	A3	BBB+	A
Comerica	A3	BBB+	A-
Fifth Third	Baa1	BBB+	A-
Huntington	Baa1	BBB+	A-
KeyCorp	Baa1	BBB+	A-
Regions Financial	Baa2	BBB+	BBB+
Zions Bancorporation	Baa2	BBB+	BBB+
First Horizon National Corp	Baa3	BBB-	BBB
Citizens Financial Group	-	BBB+	BBB+
Synovus Financial	-	BBB-	BBB

As of 7/14/21 • Source: S&P Global Market Intelligence; Debt Ratings are not a recommendation to buy, sell, or hold securities; Zions Bancorporation ratings are for the bank